Dollars in millions, except per share data	Three Months Ended			Nine Months Ended
Summary Financial Data & Key Metrics	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Results of Operations:
Net interest income	$1,734	$1,695	$1,796	$5,092	$5,434
Provision for credit losses	191	115	117	460	276
Net interest income after provision for credit losses	1,543	1,580	1,679	4,632	5,158
Noninterest income	699	678	650	2,012	1,916
Noninterest expense	1,491	1,500	1,456	4,484	4,218
Income before income taxes	751	758	873	2,160	2,856
Income tax expense	183	183	234	534	779
Net income	568	575	639	1,626	2,077
Preferred stock dividends	14	14	15	43	46
Net income available to common stockholders	$554	$561	$624	$1,583	$2,031
Adjusted net income available to common stockholders (1)	$573	$593	$660	$1,679	$2,168
Pre-tax, pre-provision net revenue (PPNR) (1)	942	873	990	2,620	3,132
Adjusted PPNR (1)	973	929	1,041	2,767	3,314
Per Share Information:
Diluted earnings per common share (EPS)	$43.08	$42.36	$43.42	$119.70	$140.26
Adjusted diluted EPS (1)	44.62	44.78	45.87	127.03	149.71
Book value per common share at period end	1,672.54	1,637.72	1,547.81
Tangible book value per common share (TBV) (1) at period end	1,628.64	1,594.38	1,504.75
Key Performance Metrics:
Return on average assets (ROA)	0.98%	1.01%	1.15%	0.95%	1.27%
Adjusted ROA (1)	1.01	1.07	1.22	1.01	1.35
PPNR ROA (1)	1.62	1.54	1.79	1.54	1.91
Adjusted PPNR ROA (1)	1.67	1.64	1.88	1.62	2.03
Return on average common equity (ROE)	10.26	10.41	11.30	9.82	12.73
Adjusted ROE (1)	10.62	11.00	11.94	10.43	13.59
Return on average tangible common equity (ROTCE) (1)	10.53	10.69	11.63	10.09	13.12
Adjusted ROTCE (1)	10.91	11.30	12.29	10.71	14.00
Efficiency ratio	61.27	63.22	59.49	63.12	57.38
Adjusted efficiency ratio (1)	56.78	57.92	54.15	58.08	51.72
Net interest margin (NIM) (2)	3.26	3.26	3.53	3.26	3.62
NIM, excluding purchase accounting accretion (PAA) (1) (2)	3.15	3.14	3.33	3.13	3.35
Select Balance Sheet Items at Period End:
Total investment securities	$45,124	$43,346	$38,663
Total loans and leases	144,758	141,269	138,695
Total operating lease equipment, net	9,446	9,466	9,186
Total deposits	163,190	159,935	151,574
Total borrowings	38,675	38,112	37,161
Loan to deposit ratio	88.71%	88.33%	91.50%
Noninterest-bearing deposits to total deposits	26.20	25.56	25.99
Capital Ratios at Period End: (3)
Total risk-based capital ratio	14.05%	14.25%	15.36%
Tier 1 risk-based capital ratio	12.15	12.63	13.78
Common equity Tier 1 ratio	11.65	12.12	13.24
Tier 1 leverage capital ratio	9.34	9.62	10.17
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.97%	0.93%	0.90%
Allowance for loan and lease losses (ALLL) to loans and leases	1.14	1.18	1.21
Net charge-off ratio for the period	0.65	0.33	0.42	0.47	0.37

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data	Three Months Ended			Nine Months Ended
Income Statement (unaudited)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Interest income
Interest and fees on loans	$2,300	$2,270	$2,430	$6,806	$7,206
Interest on investment securities	433	419	358	1,266	970
Interest on deposits at banks	265	256	350	766	1,176
Total interest income	2,998	2,945	3,138	8,838	9,352
Interest expense
Deposits	911	894	1,004	2,698	2,907
Borrowings	353	356	338	1,048	1,011
Total interest expense	1,264	1,250	1,342	3,746	3,918
Net interest income	1,734	1,695	1,796	5,092	5,434
Provision for credit losses	191	115	117	460	276
Net interest income after provision for credit losses	1,543	1,580	1,679	4,632	5,158
Noninterest income
Rental income on operating lease equipment	273	272	262	815	776
Lending-related fees	67	69	67	202	189
Deposit fees and service charges	61	59	57	178	172
Client investment fees	58	52	55	163	159
Wealth management services	57	55	54	168	157
International fees	34	33	29	99	86
Factoring commissions	18	18	19	53	55
Cardholder services, net	39	41	42	121	122
Merchant services, net	12	13	12	39	36
Insurance commissions	13	14	14	41	42
Realized gain on sale of investment securities, net	—	—	4	—	4
Fair value adjustment on marketable equity securities, net	13	2	9	10	3
Gain on sale of leasing equipment, net	3	8	5	16	19
Loss on extinguishment of debt	—	—	—	—	(2)
Other noninterest income	51	42	21	107	98
Total noninterest income	699	678	650	2,012	1,916
Noninterest expense
Depreciation on operating lease equipment	98	100	99	296	293
Maintenance and other operating lease expenses	67	55	59	180	164
Personnel cost	817	810	788	2,445	2,277
Net occupancy expense	58	61	62	177	182
Equipment expense	137	131	128	404	368
Professional fees	26	30	42	81	91
Third-party processing fees	67	63	55	193	173
FDIC insurance expense	38	38	31	114	105
Marketing expense	33	32	20	97	52
Acquisition-related expenses	28	38	46	108	148
Intangible asset amortization	13	13	15	41	47
Other noninterest expense	109	129	111	348	318
Total noninterest expense	1,491	1,500	1,456	4,484	4,218
Income before income taxes	751	758	873	2,160	2,856
Income tax expense	183	183	234	534	779
Net income	$568	$575	$639	$1,626	$2,077
Preferred stock dividends	14	14	15	43	46
Net income available to common stockholders	$554	$561	$624	$1,583	$2,031

Basic earnings per common share	$43.08	$42.36	$43.42	$119.70	$140.27
Diluted earnings per common share	$43.08	$42.36	$43.42	$119.70	$140.26
Weighted average common shares outstanding (basic)	12,849,339	13,237,226	14,375,974	13,217,940	14,480,874
Weighted average common shares outstanding (diluted)	12,849,339	13,237,226	14,375,974	13,217,940	14,481,919

Dollars in millions, except share data
Balance Sheet (unaudited)	September 30, 2025	June 30, 2025	September 30, 2024
Assets
Cash and due from banks	$874	$889	$862
Interest-earning deposits at banks	24,798	26,184	25,640
Securities purchased under agreements to resell	83	300	455
Investment in marketable equity securities	110	97	82
Investment securities available for sale	34,963	33,060	28,190
Investment securities held to maturity	10,051	10,189	10,391
Assets held for sale	112	125	68
Loans and leases	144,758	141,269	138,695
Allowance for loan and lease losses	(1,652)	(1,672)	(1,678)
Loans and leases, net of allowance for loan and lease losses	143,106	139,597	137,017
Operating lease equipment, net	9,446	9,466	9,186
Premises and equipment, net	2,283	2,115	1,974
Goodwill	346	346	346
Other intangible assets, net	208	221	265
Other assets	7,108	7,064	6,091
Total assets	$233,488	$229,653	$220,567
Liabilities
Deposits:
Noninterest-bearing	$42,752	$40,879	$39,396
Interest-bearing	120,438	119,056	112,178
Total deposits	163,190	159,935	151,574
Credit balances of factoring clients	1,326	1,077	1,250
Borrowings:
Short-term borrowings	423	471	391
Long-term borrowings	38,252	37,641	36,770
Total borrowings	38,675	38,112	37,161
Other liabilities	8,311	8,233	7,754
Total liabilities	$211,502	$207,357	$197,739
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	12	12	13
Class B - $1 par value	1	1	1
Additional paid in capital	270	1,179	3,389
Retained earnings	20,866	20,337	18,703
Accumulated other comprehensive loss	(44)	(114)	(159)
Total stockholders’ equity	21,986	22,296	22,828
Total liabilities and stockholders’ equity	$233,488	$229,653	$220,567

Dollars in millions, except share per share data	Three Months Ended			Nine Months Ended
Notable Items (1)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Noninterest income
Rental income on operating lease equipment (2)	$(165)	$(155)	$(158)	$(476)	$(457)
Realized gain on sale of investment securities, net	—	—	(4)	—	(4)
Fair value adjustment on marketable equity securities, net	(13)	(2)	(9)	(10)	(3)
Gain on sale of leasing equipment, net	(3)	(8)	(5)	(16)	(19)
Loss on extinguishment of debt	—	—	—	—	2
Other noninterest income (3)	—	—	—	—	(4)
Impact of notable items on adjusted noninterest income	$(181)	$(165)	$(176)	$(502)	$(485)
Noninterest expense
Depreciation on operating lease equipment (2)	(98)	(100)	(99)	(296)	(293)
Maintenance and other operating lease equipment expense (2)	(67)	(55)	(59)	(180)	(164)
Personnel cost (4)	(6)	—	—	(6)	—
Professional fees (5)	—	—	—	—	(4)
FDIC insurance special assessment	—	—	—	—	(11)
Acquisition-related expenses	(28)	(38)	(46)	(108)	(148)
Intangible asset amortization	(13)	(13)	(15)	(41)	(47)
Other noninterest expense (6)	—	(15)	(8)	(18)	—
Impact of notable items on adjusted noninterest expense	$(212)	$(221)	$(227)	$(649)	$(667)
Impact of notable items on adjusted pre-tax income	$31	$56	$51	$147	$182
Income tax impact (7)	12	24	15	51	45
Impact of notable items on adjusted net income	$19	$32	$36	$96	$137

Impact of notable items on adjusted diluted EPS	$1.54	$2.42	$2.45	$7.33	$9.45

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Other noninterest income includes a gain on settlement of litigation in 1Q24.
(4) Personnel cost includes impairment of internal use software under development in 3Q25.
(5) Professional fees include expenses related to integration activities in 1Q24 and 2Q24.
(6) Other noninterest expense includes an accrual resulting from a vendor dispute and an increase in litigation reserve in 2Q25, impairment of capitalized software and related projects in 1Q25, litigation reserve releases in 1Q24 and 2Q24, and a technology fee in 3Q24.
(7) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data	Three Months Ended			Nine Months Ended
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Interest income	$2,998	$2,945	$3,138	$8,838	$9,352
Interest expense	1,264	1,250	1,342	3,746	3,918
Net interest income	1,734	1,695	1,796	5,092	5,434
Provision for credit losses	191	115	117	460	276
Net interest income after provision for credit losses	1,543	1,580	1,679	4,632	5,158
Noninterest income	518	513	474	1,510	1,431
Noninterest expense	1,279	1,279	1,229	3,835	3,551
Income before income taxes	782	814	924	2,307	3,038
Income tax expense	195	207	249	585	824
Net income	$587	$607	$675	$1,722	$2,214
Preferred stock dividends	14	14	15	43	46
Net income available to common stockholders	$573	$593	$660	$1,679	$2,168

Basic earnings per common share	$44.62	$44.78	$45.87	$127.03	$149.72
Diluted earnings per common share	44.62	44.78	45.87	127.03	149.71
Weighted average common shares outstanding (basic)	12,849,339	13,237,226	14,375,974	13,217,940	14,480,874
Weighted average common shares outstanding (diluted)	12,849,339	13,237,226	14,375,974	13,217,940	14,481,919
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	September 30, 2025	June 30, 2025	September 30, 2024

Commercial
Commercial construction	$5,926	$5,714	$4,924
Owner occupied commercial mortgages	17,232	17,053	16,372
Non-owner occupied commercial mortgages	15,645	16,100	16,078
Commercial and industrial (1)	41,172	40,658	40,043
Leases	2,066	2,028	2,020
Global fund banking (1)	31,615	28,677	27,114
Investor dependent (1)	2,772	2,777	3,562
Total commercial	$116,428	$113,007	$110,113

Consumer
Residential mortgage	$23,036	$23,059	$23,237
Revolving mortgage	2,794	2,736	2,455
Consumer auto	1,463	1,490	1,543
Consumer other	1,037	977	1,347
Total consumer	$28,330	$28,262	$28,582
Total loans and leases	$144,758	$141,269	$138,695
Less: allowance for loan and lease losses	(1,652)	(1,672)	(1,678)
Total loans and leases, net of allowance for loan and lease losses	$143,106	$139,597	$137,017

(1) During the second quarter of 2025, the loan classes which were reported in the SVB portfolio in the 2024 Form 10-K, were recast to the Commercial portfolio (the “2025 Loan Class Changes”) as summarized below.
•Global fund banking remained a separate loan class, but is reported under the Commercial portfolio.
•Investor dependent–early stage and investor dependent–growth stage were combined into a single investor dependent loan class, which is reported under the Commercial portfolio.
•Cash flow dependent and innovation C&I was combined with the commercial and industrial loan class, which is reported under the Commercial portfolio.
Loan and lease disclosures for all periods presented in this Financial Supplement were recast to reflect the 2025 Loan Class Changes.

Dollars in millions
Deposits by Type (end of period)	September 30, 2025	June 30, 2025	September 30, 2024
Noninterest-bearing demand	$42,752	$40,879	$39,396
Checking with interest	23,731	23,283	23,216
Money market	38,718	37,654	34,574
Savings	46,915	46,877	40,259
Time	11,074	11,242	14,129
Total deposits	$163,190	$159,935	$151,574

	Three Months Ended			Nine Months Ended
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Nonaccrual loans at period end	$1,406	$1,319	$1,244
Ratio of nonaccrual loans to total loans at period end	0.97%	0.93%	0.90%

Charge-offs	$(256)	$(144)	$(177)	$(567)	$(464)
Recoveries	22	25	32	70	84
Net charge-offs	$(234)	$(119)	$(145)	$(497)	$(380)
Net charge-off ratio	0.65%	0.33%	0.42%	0.47%	0.37%

ALLL to loans ratio at period end	1.14%	1.18%	1.21%

ALLL at beginning of period	$1,672	$1,680	$1,700	$1,676	$1,747
Provision for loan and lease losses	214	111	123	473	311
Net charge-offs	(234)	(119)	(145)	(497)	(380)
ALLL at end of period	$1,652	$1,672	$1,678	$1,652	$1,678

Dollars in millions	Three Months Ended
	September 30, 2025			June 30, 2025			September 30, 2024
Average Balance Sheets, Yields and Rates	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1) (2)	$141,785	$2,300	6.44%	$140,699	$2,270	6.47%	$137,602	$2,430	7.03%
Investment securities	44,827	430	3.83	43,935	416	3.79	38,189	354	3.70
Securities purchased under agreements to resell	284	3	4.32	237	3	4.34	241	4	5.34
Interest-earning deposits at banks	24,146	265	4.36	23,304	256	4.40	26,167	350	5.33
Total interest-earning assets (2)	$211,042	$2,998	5.64%	$208,175	$2,945	5.67%	$202,199	$3,138	6.18%

Operating lease equipment, net	$9,463			$9,419			$9,028
Cash and due from banks	757			804			717
Allowance for loan and lease losses	(1,702)			(1,713)			(1,725)
All other noninterest-earning assets	10,969			10,867			10,247
Total assets	$230,529			$227,552			$220,466
Interest-bearing deposits
Checking with interest	$23,028	$99	1.70%	$22,929	$97	1.69%	$23,946	$134	2.23%
Money market	39,396	280	2.82	37,980	269	2.84	34,132	278	3.24
Savings	47,005	435	3.66	46,163	428	3.72	39,939	436	4.34
Time deposits	11,146	97	3.45	11,510	100	3.48	14,429	156	4.29
Total interest-bearing deposits	120,575	911	3.00	118,582	894	3.02	112,446	1,004	3.55
Borrowings:
Securities sold under customer repurchase agreements	442	1	0.51	471	—	0.57	384	—	0.55
Senior unsecured borrowings	555	7	5.27	555	8	5.27	361	2	2.59
Subordinated debt	1,350	17	5.02	1,473	19	5.23	900	8	3.34
Other borrowings	35,911	328	3.66	35,880	329	3.66	35,803	328	3.66
Long-term borrowings	37,816	352	3.73	37,908	356	3.74	37,064	338	3.64
Total borrowings	38,258	353	3.70	38,379	356	3.71	37,448	338	3.61
Total interest-bearing liabilities	$158,833	$1,264	3.16%	$156,961	$1,250	3.19%	$149,894	$1,342	3.57%

Noninterest-bearing deposits	$40,049			$39,082			$39,026
Credit balances of factoring clients	1,175			1,157			1,195
Other noninterest-bearing liabilities	8,181			7,864			7,500
Stockholders' equity	22,291			22,488			22,851
Total liabilities and stockholders’ equity	$230,529			$227,552			$220,466

Net interest income		$1,734			$1,695			$1,796
Net interest spread (2)			2.48%			2.48%			2.61%
Net interest margin (2)			3.26%			3.26%			3.53%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions	Nine Months Ended
Average Balance Sheets, Yields and Rates	September 30, 2025			September 30, 2024
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1) (2)	$140,668	$6,806	6.46%	$135,302	$7,206	7.11%
Investment securities	44,110	1,257	3.80	35,769	960	3.58
Securities purchased under agreements to resell	268	9	4.34	240	10	5.37
Interest-earning deposits at banks	23,386	766	4.38	29,192	1,176	5.38
Total interest-earning assets (2)	$208,432	$8,838	5.66%	$200,503	$9,352	6.22%

Operating lease equipment, net	$9,412			$8,908
Cash and due from banks	785			751
Allowance for loan and lease losses	(1,707)			(1,762)
All other noninterest-earning assets	10,940			10,087
Total assets	$227,862			$218,487
Interest-bearing deposits
Checking with interest	$23,292	$300	1.72%	$24,112	$401	2.22%
Money market	38,055	806	2.83	32,364	760	3.14
Savings	45,707	1,280	3.74	38,290	1,242	4.33
Time deposits	11,752	312	3.55	15,712	504	4.28
Total interest-bearing deposits	118,806	2,698	3.04	110,478	2,907	3.51
Borrowings:
Securities sold under customer repurchase agreements	447	2	0.53	398	1	0.49
Senior unsecured borrowings	428	17	5.20	371	7	2.53
Subordinated debt	1,262	44	4.68	904	23	3.32
Other borrowings	35,878	985	3.66	35,829	980	3.65
Long-term borrowings	37,568	1,046	3.71	37,104	1,010	3.63
Total borrowings	38,015	1,048	3.67	37,502	1,011	3.59
Total interest-bearing liabilities	$156,821	$3,746	3.19%	$147,980	$3,918	3.53%

Noninterest-bearing deposits	$39,431			$39,339
Credit balances of factoring clients	1,141			1,178
Other noninterest-bearing liabilities	8,058			7,793
Stockholders' equity	22,411			22,197
Total liabilities and stockholders’ equity	$227,862			$218,487

Net interest income		$5,092			$5,434
Net interest spread (2)			2.47%			2.69%
Net interest margin (2)			3.26%			3.62%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended			Nine Months Ended
Non-GAAP Reconciliations		September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income and EPS
Net income (GAAP)	a	$568	$575	$639	$1,626	$2,077
Preferred stock dividends		14	14	15	43	46
Net income available to common stockholders (GAAP)	b	$554	$561	$624	$1,583	$2,031
Total notable items, after income tax	c	19	32	36	96	137
Adjusted net income (non-GAAP)	d = (a+c)	587	607	675	1,722	2,214
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$573	$593	$660	$1,679	$2,168
Weighted average common shares outstanding
Basic	f	12,849,339	13,237,226	14,375,974	13,217,940	14,480,874
Diluted	g	12,849,339	13,237,226	14,375,974	13,217,940	14,481,919
EPS (GAAP)
Basic	b/f	$43.08	$42.36	$43.42	$119.70	$140.27
Diluted	b/g	43.08	42.36	43.42	119.70	140.26
Adjusted EPS (non-GAAP)
Basic	e/f	$44.62	$44.78	$45.87	$127.03	$149.72
Diluted	e/g	44.62	44.78	45.87	127.03	149.71

Noninterest income and expense
Noninterest income (GAAP)	h	$699	$678	$650	$2,012	$1,916
Impact of notable items, before income tax		(181)	(165)	(176)	(502)	(485)
Adjusted noninterest income (non-GAAP)	i	$518	$513	$474	$1,510	$1,431

Noninterest expense (GAAP)	j	$1,491	$1,500	$1,456	$4,484	$4,218
Impact of notable items, before income tax		(212)	(221)	(227)	(649)	(667)
Adjusted noninterest expense (non-GAAP)	k	$1,279	$1,279	$1,229	$3,835	$3,551

PPNR
Net income (GAAP)	a	$568	$575	$639	$1,626	$2,077
Plus: provision for credit losses		191	115	117	460	276
Plus: income tax expense		183	183	234	534	779
PPNR (non-GAAP)	l	$942	$873	$990	$2,620	$3,132
Impact of notable items (1)		31	56	51	147	182
Adjusted PPNR (non-GAAP)	m	$973	$929	$1,041	$2,767	$3,314
(1) Excludes the impact of notable items on income taxes as this is excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions		Three Months Ended			Nine Months Ended
Non-GAAP Reconciliations (continued)		September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
ROA
Net income (GAAP)	a	$568	$575	$639	$1,626	$2,077
Annualized net income	n = a annualized	2,254	2,307	2,544	2,173	2,775
Adjusted net income (non-GAAP)	d	587	607	675	1,722	2,214
Annualized adjusted net income	p = d annualized	2,332	2,435	2,684	2,303	2,958
Average assets	o	230,529	227,552	220,466	227,862	218,487
ROA	n/o	0.98%	1.01%	1.15%	0.95%	1.27%
Adjusted ROA (non-GAAP)	p/o	1.01	1.07	1.22	1.01	1.35

PPNR ROA
PPNR (non-GAAP)	l	$942	$873	$990	$2,620	$3,132
Annualized PPNR	q = l annualized	3,738	3,501	3,942	3,503	4,184
Adjusted PPNR (non-GAAP)	m	973	929	1,041	2,767	3,314
Annualized adjusted PPNR	r = m annualized	3,860	3,728	4,141	3,700	4,427
PPNR ROA (non-GAAP)	q/o	1.62%	1.54%	1.79%	1.54%	1.91%
Adjusted PPNR ROA (non-GAAP)	r/o	1.67	1.64	1.88	1.62	2.03

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,196	$2,249	$2,483	$2,115	$2,713
Annualized adjusted net income available to common stockholders	t = e annualized	$2,275	$2,377	$2,623	$2,245	$2,896

Average stockholders' equity (GAAP)		$22,291	$22,488	$22,851	$22,411	$22,197
Less: average preferred stock		881	881	881	881	881
Average common stockholders' equity	u	$21,410	$21,607	$21,970	$21,530	$21,316
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		216	229	275	230	290
Average tangible common equity (non-GAAP)	v	$20,848	$21,032	$21,349	$20,954	$20,680
ROE	s/u	10.26%	10.41%	11.30%	9.82%	12.73%
Adjusted ROE (non-GAAP)	t/u	10.62	11.00	11.94	10.43	13.59
ROTCE (non-GAAP)	s/v	10.53	10.69	11.63	10.09	13.12
Adjusted ROTCE (non-GAAP)	t/v	10.91	11.30	12.29	10.71	14.00

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$21,986	$22,296	$22,828
Less: preferred stock		881	881	881
Common equity	x	$21,105	$21,415	$21,947
Less: goodwill		346	346	346
Less: other intangible assets		208	221	265
Tangible common equity (non-GAAP)	y	$20,551	$20,848	$21,336
Total assets (GAAP)	z	233,488	229,653	220,567
Tangible assets (non-GAAP)	aa	232,934	229,086	219,956
Total equity to total assets (GAAP)	w/z	9.42%	9.71%	10.35%
Tangible common equity to tangible assets (non-GAAP)	y/aa	8.82	9.10	9.70
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended			Nine Months Ended
Non-GAAP Reconciliations (continued)		September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	12,618,629	13,075,979	14,179,208
Book value per share	x/bb	$1,672.54	$1,637.72	$1,547.81
Tangible book value per common share (non-GAAP)	y/bb	1,628.64	1,594.38	1,504.75

Efficiency ratio
Net interest income	cc	$1,734	$1,695	$1,796	$5,092	$5,434
Efficiency ratio (GAAP)	j / (h + cc)	61.27%	63.22%	59.49%	63.12%	57.38%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	56.78	57.92	54.15	58.08%	51.72%

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$273	$272	$262	$815	$776
Less: depreciation on operating lease equipment		98	100	99	296	293
Less: maintenance and other operating lease expenses		67	55	59	180	164
Plus: accelerated depreciation on impaired operating lease equipment		—	—	—	—	—
Adjusted rental income on operating lease equipment (non-GAAP)		$108	$117	$104	$339	$319

Net interest income & Net interest margin
Net interest income (GAAP)	cc	$1,734	$1,695	$1,796	$5,092	$5,434
Loan PAA	dd	71	75	107	230	415
Other PAA	ee	(10)	(9)	(6)	(28)	(16)
PAA	ff = (dd + ee)	$61	$66	$101	$202	$399
Net interest income, excluding PAA (non-GAAP)	gg = (cc - ff)	$1,673	$1,629	$1,695	$4,890	$5,035

Annualized net interest income	hh = cc annualized	$6,878	$6,800	$7,147	$6,808	$7,259
Annualized net interest income, excluding PAA	ii = gg annualized	6,637	6,533	6,746	6,537	6,726
Average interest-earning assets	jj	211,042	208,175	202,199	208,432	200,503

NIM (GAAP)	hh/jj	3.26%	3.26%	3.53%	3.26%	3.62%
NIM, excluding PAA (non-GAAP)	ii/jj	3.15	3.14	3.33	3.13	3.35

Interest income on loans (GAAP)		$2,300	$2,270	$2,430	$6,806	$7,206
Less: loan PAA	dd	71	75	107	230	415
Interest income on loans, excluding loan PAA (non-GAAP)		$2,229	$2,195	$2,323	$6,576	$6,791

Income tax expense
Income tax expense		$183	$183	$234	$534	$779
Impact of notable items		12	24	15	51	45
Adjusted income tax expense (non-GAAP)		$195	$207	$249	$585	$824
Note: Certain items above do not precisely recalculate as presented due to rounding.